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                        ANHEUSER-BUSCH COMPANIES, INC.
                    STOCK PLAN FOR NON-EMPLOYEE DIRECTORS

                       Effective Date: October 1, 1999

 (Restated to reflect a 2-for-1 Stock Split effective September 18, 2000 and an amendment effective February 28, 2001)

1.    PURPOSE

      The purpose of this Plan is to further align the financial interests of the Non-Employee Directors of Anheuser-Busch Companies, Inc. (the "Company") with those of the Company's shareowners through the granting of options to purchase the Company's common stock to such Non-Employee Directors, and to help the Company attract and retain highly-qualified individuals to serve as directors.

2.    ELIGIBILITY

      Participation in this Plan is limited to directors who are not employees of the Company, including both active and advisory directors ("Non-Employee Directors").

3.    GRANTS

      (a)  Annual Grants.  On the effective date of this Plan and on the first
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business day of May in each year thereafter, each Non-Employee Director holding office on such date shall be granted 5,000 Options. The number of shares and Options to be granted each year shall be subject to adjustment pursuant to Section 7.

      (b)  Options.  Each "Option" granted under this Plan shall give the
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recipient the right to purchase one share of the Company's common stock, par value $1.00 per share ("Common Stock") at the price, and on the terms and conditions, set forth in this Plan, including in particular Sections 4 and 5.

      (c)  Treasury Stock; Reservation.  Only shares held in the Company's
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treasury may be issued  upon exercise of Options.  The Company shall reserve and set aside 300,000 treasury shares for that purpose, subject to adjustment as provided in Section 7. The Secretary shall count shares against the reserved number of treasury shares in any convenient, consistent manner selected by her.

      (d)  Non-Stockholder Directors-SARs.
           --------------------------------

           (1) Notwithstanding Section 3(a), a person who is a Non-Stockholder Director on a grant date specified in Section 3(a) shall not receive Options, but instead shall receive 5,000 stock appreciation rights ("SARs") (subject to adjustment).

           (2) A "Non-Stockholder Director" is any Non-Employee Director who, on the date a grant of Options otherwise would be made to him or her, is not a stockholder and is permitted not to be a stockholder in accordance with Section 3:2 of the Company's By-Laws.

           (3) An "SAR" is an unsecured obligation of the Company to pay to the recipient the amount, if greater than zero, by which the Fair Market Value of a share of Common Stock (as defined in Section 4(b)) on the exercise date exceeds the base price of the SAR.

           (4) Each SAR grant shall be subject to the terms and conditions of this Section 3(d) and Section 5.


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           (5)  The base price of SARs shall be the same as the option price of Options granted on the same date.

           (6) SARs are subject to the same term, termination, vesting, transferability, and adjustment provisions as are Options granted on the same grant date, as provided in Sections 4(d), (e), (f), (g), (h),
      (j), and (k).

           (7) SARs may be exercised in the same manner as Options, except that no payment of any option price shall be required. Payment of SARs upon exercise shall be in cash unless the recipient and the Committee mutually agree to make such payment in shares of Common Stock. If payment is made in Common Stock, the shares so delivered shall be issued only from the treasury shares reserved in Section 3(c).

           (8) Dividends shall not accrue or be paid in respect of SARs, nor shall SARs confer any voting rights. If, while remaining a Non-Employee Director, any recipient of SARs ceases to be a Non-Stockholder Director, then such person's SARs shall be converted into Options unless the Committee determines in its discretion to cancel the conversion. Any such converted Options shall have the same price and other terms as if such person had been a Non-Employee Director who was not a Non-Stockholder Director at the grant date of the SARs.

      (e)  Other Grants.  In its discretion, the Committee or the Board may
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make a grant of Options (or SARs, if applicable) to any person who first becomes a Non-Employee Director by Board appointment rather than by shareholder election. Any such special grant may not exceed the annual limits set forth in Section 3(a), but may be less than those limits in the Committee's or Board's discretion.

      (f)  Records.  Each year, the Company shall notify each recipient of the
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amount and type of each grant. For each Non-Employee Director, the Secretary shall keep records showing the number of outstanding Options (or SARs) granted to such Director along with their grant dates, option (or base) prices, vesting status, and other data deemed significant by the Secretary.

4.    TERMS OF OPTIONS

      (a)  General.  Options shall be governed by this Plan, including in
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particular the terms and conditions of this Section 4 and Section 5.  The acceptance of any Options by a Non-Employee Director constitutes his or her acceptance of the terms and conditions governing the Options.

      (b)  Price.  The option price per share of Common Stock shall be equal
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to "Fair Market Value" on the grant date, which is the average of the high and low sales prices quoted for the Company's Common Stock on the New York Stock Exchange Composite Tape or similar quotation service for that date.

      (c)  Type.  No Options shall be "incentive stock options" as defined in
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Section 422 of the Internal Revenue Code of 1986, as amended.

      (d)  Normal Term.  Options shall expire if not exercised before the
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tenth anniversary of their grant date.  Other provisions of this Plan may terminate or otherwise shorten the normal term; no provision of this Plan is intended to extend the normal ten-year term.

      (e)  Normal Vesting.  Each grant of Options shall become exercisable in
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three equal installments on the first three anniversaries of their grant date, unless accelerated in accordance with

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this Plan.  Any fractions of an Option shall be allocated to earlier installments from later installments so that on any anniversary date only whole numbers of Options shall vest.

      (f)  Discretionary Acceleration of Vesting.  Options may be made
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exercisable in whole or part, for any individual or group of optionees, at any time after grant in the discretion of the Committee or the Board.

      (g)  Acceleration Date.  Options shall become exercisable automatically
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if and when an "Acceleration Date" occurs as defined in the Company's 1998
Incentive Stock Plan from time to time, or if and when an analogous change in control event occurs as defined in any successor to such Plan. Changes to the definition of "Acceleration Date" shall apply automatically and retroactively to all Options outstanding under this Plan until such time as an Acceleration Date occurs.

      (h)  Effects of Other Events on Term and Vesting.  The following events
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will affect the term and vesting of Options in the manner indicated:

============================================================================================================
         EVENT                        EFFECT ON TERM                             EFFECT ON VESTING
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
         Death              Options may be exercised for 3 years         Options vest immediately upon
                            following death, and not afterward*.         death.
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       Disability           Options may be exercised for 1 year          Options vest immediately upon
                            following termination of Non-                Disability.
                            Employee Director status due to
                            Disability, and not afterward*.
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       Retirement           Options may be exercised for 5 years         Options vest immediately upon
                            following Retirement, and not                Retirement.
                            afterward*.
------------------------------------------------------------------------------------------------------------
   Removal for Cause        Unexercised Options terminate and            Not applicable (forfeiture applies
                            are forfeited immediately upon               to vested and unvested Options)
                            removal for cause; however, this
                            provision terminates and is of no
                            further effect after an Acceleration
                            Date occurs as provided in Section
                            4(g).
------------------------------------------------------------------------------------------------------------
       Any other            Unvested, non-accelerated Options            Unvested Options become
  termination of Non-       terminate and are forfeited                  exercisable if they have been
   Employee Director        immediately; however, this provision         outstanding at least six months
        status**            terminates and is of no further effect       and if termination of Non-
                            after an Acceleration Date occurs as         Employee Director status
                            provided in Section 4(g).                    coincides with the normal end of
                            Vested or accelerated Options may            his or her current term of office
                            be exercised for 3 months following          (i.e., the Director does not stand
                            termination of Non-Employee                  for re-election).
                            Director status, and not afterwards*.
============================================================================================================

 * None of the post-event exercise periods shall extend the term beyond the normal ten years.

** If an optionee becomes an employee of the Company, then, for purposes of this Section 4(h) only, that optionee's "Non-Employee Director" status shall be deemed to continue as long as the optionee remains an active or advisory

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      director of the Company.  In that case, however, the optionee shall no longer be eligible for future grants under Section 3.

For purposes of this Plan:

      "Disability" means the condition of being disabled within the meaning of Section 422(c)(6) of the Internal Revenue Code of 1986, as amended.

      "Retirement" occurs if (A) a Non-Employee Director completes his or her term of office, does not stand for re-election by the shareholders as an active Director, and is of an age which meets or exceeds the Board's then-current retirement age for active non-employee Directors, and (B) either he or she (i) is not appointed by the Board as an advisory Director or (ii) later ceases to be an advisory Director (regardless of the reason therefor). In the case of clause (ii), "Retirement" occurs when advisory Director status terminates, not when active status terminated.

      "Removal for cause" means removal of a Non-Employee Director from office "for cause" within the meaning of Section 141(k) of the Delaware General Corporation Law or other applicable Delaware law.

      (i)  Exercise and Payment of Option Price.  Options may be exercised in
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whole or part (to the extent exercisable) by delivering to the Company a written exercise notice and payment of the option price. The option price may be paid in cash or shares of Common Stock previously owned. If Stock is used to pay the option price, such Stock shall be valued at its Fair Market Value on the exercise date, and the Secretary may require the delivery of stock certificates, stock powers, written instructions, and such other documentation as she deems appropriate to satisfy legal requirements and administrative needs.

      (j)  Transferability.  Options shall not be transferable except by will
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or the laws of descent and distribution.  In the case of death, Options may be exercised by the optionee's "Post-Death Representatives," who are the executor or administrator of the optionee's estate or the person or persons to whom the optionee's rights to his or her Options under this Plan shall pass by his or her will or the laws of descent and distribution.

      (k)  Capital Change.  The option price and number of Options shall be
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adjusted as provided in Section 7 in the event of a stock split, stock dividend, or other capital change.

      (l)  Non-Stockholder Status.  If a participant becomes a Non-Stockholder
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Director after receiving one or more grants of Options, such Options shall be converted into SARs as if such participant had been a Non-Stockholder
Director on the grant date.

      (m)  No Rights as a Shareholder until Exercise.  No optionee nor his or
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her executors or administrators, legatees, or distributees, as the case may be, shall have any of the rights of a shareholder with respect to shares of stock covered by his or her Options until shares of stock are issued to him, her, or them upon exercise of the Options.

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5.    TAXES

      If the Company is required to withhold or otherwise collect and remit taxes at the time of the exercise of Options, then the optionee shall pay such taxes to the Company in cash promptly after exercise. The Company may withhold delivery of option shares pending receipt of such tax amounts. In the case of SARs, the Company may elect to withhold any such required taxes directly from the amount otherwise owed to the recipient of the SARs.

6.    REGULATORY COMPLIANCE AND LISTING

      The Company intends to register the issuance of the Common Stock upon exercise of Options under federal securities laws, and to qualify such Stock for exemption under applicable state securities laws. The issuance or delivery of any such shares under this Plan may be postponed by the Company for such period as may be required to comply with any applicable requirements under the Federal securities laws (including Rule 144), any applicable listing requirements of the New York Stock Exchange, Inc. or any other applicable securities exchange, or any requirements under any other law or regulation applicable to the issuance or delivery of such shares. Any stock certificates delivered to a recipient prior to the satisfaction of any such requirements shall bear an appropriate legend ensuring compliance with same. In no event will the Company be obligated to issue or deliver any shares if the issuance or delivery thereof would constitute a violation of any provision of any law or of any regulation of any governmental authority or any national securities exchange.

7.    CHANGE IN CAPITALIZATION

      (a) In the event of a recapitalization or other substantial change in capitalization affecting the Company's Common Stock (other than a stock split or stock dividend described in Section 7(b)), an appropriate and proportionate adjustment shall be made by the Committee or Board:

           (1)  to the number of treasury shares reserved for issuance under
      Section 3(c),

           (2) to the number and/or to the option prices or base prices of outstanding Options and SARs, and

           (3) to the number of Options and SARs which may be granted annually under Sections 3(a) and 3(d)(1) (respectively) of this Plan.

In the event of a spin-off, split-up, or other similar event, either the Committee or the Board may make such adjustment to Sections 3(a), 3(c) and 3(d)(1), and to the number and/or to the option prices or base prices of outstanding Options and SARs, as the Committee or Board deems appropriate and convenient, if material.

      (b) In the event that the Company's Common Stock is split or a dividend in respect of such Common Stock is paid in the form of additional shares of Common Stock, a numerically proportionate adjustment shall be made automatically:

           (1)  to the number of treasury shares reserved for issuance under
      Section 3(c),

           (2) to the number and to the option prices or base prices of outstanding Options and SARs, and

           (3) to the number of Options and SARs granted annually under Sections 3(a) and 3(d)(1) of this Plan.

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      (c) The Secretary of the Company shall cause this Plan to be appropriately revised to reflect any such automatic adjustments, and shall notify affected participants of any adjustments to their outstanding awards under this Plan.

      (d) The primary objective of all adjustments to outstanding Options and SARs shall be to avoid a material enlargement or dilution of the benefits represented by such awards.

8.    ADMINISTRATION

      This Plan shall be administered by a committee (the "Committee") appointed by the Company's Board of Directors (the "Board") from time to time. Until changed by the Board, the initial Committee shall be the Executive Salaries Committee of the Board or its successor committee from time to time. This Plan and all actions taken under it shall be governed by the laws of the State of Delaware.

9.    AMENDMENT

      The Board has the authority to amend or terminate this Plan at any time. Without the consent of the affected participant, no such amendment or termination shall affect previously granted Options or SARs except to shorten, lessen, or remove restrictions or to comply with applicable laws and regulations (including in particular Rule 16b-3 under the Securities Exchange Act of 1934, as amended). No Non-Employee Director shall have any right in or to Options or SARs (as applicable) prior to grant, nor any right to maintain this Plan's existence.

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